NEW ZEALAND INTELLECTUAL PROPERTY OFFICE

CERTIFICATE OF REGISTRATION
TRADE MARK

TRADE MARK REGISTRATION NUMBER: 1022606

In accordance with the Trade Marks Act 2002 this trade mark was entered on the register of trade marks on **6 January 2016** with a deemed registration date of **2 July 2015**. The details of registration are:

4U2

Owner(s): **J J Holand Limited, International Trust Building, Wickhams Cay, Road Town, Tortola, British Virgin Islands**

In respect of the goods and services that follow.

Mandy McDonald
Commissioner of Trade Marks

Issued on 6 January 2016

COMMISSIONER OF TRADE MARKS · NEW ZEALAND

MINISTRY OF BUSINESS, INNOVATION & EMPLOYMENT
HĪKINA WHAKATUTUKI

New Zealand Government

CERTIFICATE OF REGISTRATION

TRADE MARK REGISTRATION NUMBER: 1022606

3: Cosmetics and cosmetic preparations; make-up; skin foundation; eyebrow cosmetics; eyebrow pencils; make-up removing preparations; nail enamel (cosmetics); nail enamel remover (cosmetics); lipstick; lip gloss; mascara; liners (cosmetics) for the eyes; lip liners; cosmetic pencils; deodorants for personal use; toiletries; lotions for cosmetic purposes; petroleum jelly for cosmetic purposes; soap; perfume; non-medicated skin care products; cosmetic preparations for baths; shower preparations; oils for cosmetic purposes; hair care preparations.